UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 30, 2022

Atlas Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-28675	94-3370795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PO Box 147165, Lakewood, Colorado, 80214

(Address of Principal Executive Offices and Zip Code)

303-323-4896

(Registrant's Telephone Number, Including Area Code)

_____________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 3.03 Material Modification to Rights of Security Holders

As previously described in our Definitive Proxy Statement filed on August 2, 2022 with the Securities and Exchange Commission, effective August 30, 2022, the Board of Directors and the controlling shareholder of Atlas Technology Group, Inc., (the “Company”) in accordance with the provisions of the Articles of Incorporation, as amended, and by-laws of the Company, the following actions were approved as follows:

Atlas’s redomicile from Florida to Delaware by means of a merger with and into a newly formed and wholly owned Delaware subsidiary corporation, Saxon Capital Group, Inc., formed for purposes of the merger with us in order to change the Company’s domicile and it will be a name change concurrently.

A copy of the Agreement and Plan of Merger is attached in its entirety as Exhibit 10.1.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws

Pursuant to our Definitive 14C filed with the Securities and Exchange Commission on August 2, 2022, the directors approved and the majority shareholder voted to approve, the following:

Atlas’s redomicile from Florida to Delaware by means of a merger with and into a newly formed and wholly owned Delaware subsidiary corporation, Saxon Capital Group, Inc., formed for purposes of the merger with us in order to change the Company’s domicile and it will be a name change concurrently.

A copy of the Company’s Certificate of Incorporation of Saxon Capital Group, Inc is included as Exhibit 3i.1. As of the date of this filing, the Company has not yet received the filed stamped copy of the Articles of Merger (FL) and Certificate of Merger (DE). The executed form of the Articles of Merger (FL) as initially filed is submitted as Exhibit 3i.2 and the executed form of the Certificate of Merger (DE) as initially filed is submitted as Exhibit 3i.3.

Item 5.07 - Submission of Matter to a Vote of Security Holders

On August 2, 2022, the Company filed a Definitive 14C filed with the Securities and Exchange Commission and mailed to shareholders notifying shareholders of record that the directors approved and the majority shareholder voted to approve the following:

1. To authorize the Board of Directors to grant authority to redomicile and reincorporate by merger in Delaware.

2. To authorize the Board of Directors to change the name of the corporation to Saxon Capital Group, Inc.

As of August 1, 2022, the Majority Shareholder held of record one share of Series A Super Majority Voting Preferred Stock and has voting rights equivalent to 68% of the number of votable preferred and common shares issued and outstanding (5,850,705,874 common shares). As of August 1, 2022, the voting rights of the Majority Shareholder was equal to 68% of the total voting rights. The Majority Shareholder is David Cutler, our Chief Financial Officer and director. The remaining outstanding shares of common stock are held by approximately 91 other shareholders of record.

Item 8.01 – Other Events

We anticipate that our stock trading symbol (currently “ATYG”) will be changed in the near future to more closely reflect our new corporate name Saxon Capital Group, Inc. In the future, we will issue a Form 8-K and a press release about the new stock trading symbol.

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Item 9.01 - Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
3i.1	Certificate of Incorporation of Saxon Capital Group, Inc. - DE
3i.2	Articles of Merger - FL
3i.3	Certificate of Merger - DE
10.1	Agreement and Plan of Merger
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Atlas Technology Group, Inc.

By: /s/ David J. Cutler

_______________________________

David J. Cutler

Title: Chief Financial Officer

Date: September 1, 2022

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